Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of iGambit Inc. (the “Company”) on Form

10-K for the twelve  months ended December 31, 2016, as filed with the  Securities and Exchange

Commission on the date hereof (the “Report”), I, John Salerno, Principal Executive Officer of the

Company, certify,  pursuant  to 18 U.S.C. Section 1350, as  adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ John Salerno

John Salerno

Principal Executive Officer

April 17, 2017